UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

Battalion Oil CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

Halcón Resources Corporation

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 21, 2020 (the “Effective Date”), Battalion Oil Corporation (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, to effect a change of the Company’s corporate name from “Halcón Resources Corporation” to “Battalion Oil Corporation” (the “Name Change”). The board of directors of the Company (the “Board”) approved the Name Change pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware, under which stockholder approval is not required to effect a corporate name change.

In connection with the Name Change, the Board also approved and authorized an amendment to the Company’s bylaws, pursuant to which the Company the adopted, as of the Effective Date, the Seventh Amended and Restated Bylaws (the “Amended Bylaws”); except for the Name Change, the Company’s bylaws, remain unchanged and in full force and effect.

The foregoing summary of the Certificate of Amendment and Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, as filed, and the Amended Bylaws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD

On January 27, 2020, the Company issued a press release announcing, among other things, the Name Change, a copy of the press release is attached hereto as Exhibit 99.1. The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, except as expressly provided by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit
Number	Description of Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Battalion Oil Corporation (formerly known as Halcón Resources Corporation), dated January 21, 2020.

3.2	Seventh Amended and Restated Bylaws of Battalion Oil Corporation, adopted on January 21, 2020.

99.1	Press Release of Battalion Oil Corporation, dated January 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battalion Oil CORPORATION

January 27, 2020	By:	/s/ Richard H. Little
	Name:	Richard H. Little
	Title:	Chief Executive Officer

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